Exhibit 4.1

COMMON SHARES	COMMON SHARES

Christopher & Banks Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

This certificate is transferable in South Saint Paul, MN
CUSIP 171046 105
See reverse for certain information

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

-Christopher & Banks Corporation-

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent & Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers.

Dated:

PRESIDENT AND CHIEF EXECUTIVE OFFICER	SECRETARY

COUNTERSIGNED AND REGISTERED:

WELLS FARGO BANK, N.A.

SOUTH ST. PAUL, MN  TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	— as tenants in common — as tenants by the entireties — as joint tenants with right of survivorship	UNIF GIFT MIN ACT—	Custodian (Cust) (Minor) under Uniform Gifts to Minors
	and not as tenants in common		Act
	Additional abbreviations may also be used though not in the above list.		(State)

For value received   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                               Attorney to transfer the said stock on the books of the within-namedCorporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED BY: